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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      SEPTEMBER 29, 2005 (AUGUST 24, 2005)

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)


            Nevada                       001-32202               88-0408274
  ___________________________     ________________________   ___________________
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
              Incorporation)                                 Identification No.)

             6370 Nancy Ridge Drive, Suite 112
                   San Diego, California                          92121
            ___________________________________               _____________
         (Address of Principal Executive Offices)               Zip Code

                                 (858) 657-0287
                 _______________________________________________
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE: THIS FORM 8-K/A IS FILED SOLELY TO UPDATE THE DISCLOSURE
PREVIOUSLY PROVIDED IN ITEM 3.01 CONCERNING A NOTICE OF FAILURE TO SATISFY A CONTINUED LISTING STANDARD OF THE AMERICAN STOCK EXCHANGE ORIGINALLY RECEIVED ON AUGUST 24, 2005. THIS FORM 8-K/A DOES NOT OTHERWISE MODIFY OR AMEND DISCLOSURE CONTAINED IN THE ORIGINAL FORM 8-K.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         On September 28, 2005, we issued a press release announcing that we received a letter from the American Stock Exchange ("Amex") stating that as a result of our filing of our Form 10-QSB for the period ended June 30, 2005 with the Securities and Exchange Commission on September 27, 2005, our company has resolved the previously-announced continued listing deficiency. A copy of the press release is filed as Exhibit 99.2.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.2     Press release dated September 28, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    September 29, 2005                     MICROISLET, INC.


                                                By:  /s/ John F. Steel, IV
                                                     ---------------------------
                                                     John F. Steel, IV
                                                     Chairman of the Board and
                                                     Chief Executive Officer


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